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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 5, 2001

                                META GROUP, INC.
             (Exact name of registrant as specified in its charter)


                   DELAWARE                             0-27280
       -------------------------------         --------------------------
       (State or other jurisdiction of          (Commission file number)
                incorporation)

                                   06-0971675
                                   ----------
                        (IRS Employer Identification No.)

              208 HARBOR DRIVE, STAMFORD, CONNECTICUT  06912-0061
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              (Address of principal executive office)  (Zip Code)

                                 (203) 973-6700
                                 --------------
              (Registrant's telephone number, including area code)

                           NO CHANGE SINCE LAST REPORT
                           ---------------------------
             (Former name or address, if changed since last report)

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ITEM 5. OTHER EVENTS

On April 5, 2001, the Registrant announced (i) a strategic reorganization, (ii) the resignation of two members of its senior management team, and (iii) plans to reduce its workforce by approximately 100 employees, or 15% of its workforce, as more fully described in the Registrant's press release dated April 5, 2001, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

99.1  Press release of META Group, Inc. dated April 5, 2001


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            META Group, Inc.


Date: April 10, 2001                        BY: /s/ DALE KUTNICK
                                            ----------------------------------
                                            Chairman of the Board of
                                            Directors, Chief Executive Officer
                                            and Co-Research Director


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